UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report: May 14, 2008
The South Financial Group, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification Number)

102 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (864) 255-7900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events
The South Financial Group, Inc., on a consolidated basis with its subsidiaries (the “Corporation”), reports the results of its operations through four business segments, three of which relate to the Corporation’s banking operations delineated based on geography (South Carolina Bank, North Carolina Bank, and Florida Bank), with the fourth segment (Other), containing the remaining operations. Effective January 1, 2008, consistent with the presentation used in the Corporation’s Form 10-Q for the three months ended March 31, 2008, the Corporation changed its operating segments to exclude insurance from its three banking segments and to refine certain management accounting methodologies and related allocations for provision for loan losses and noninterest expenses not previously allocated. Prior period segment results have been adjusted to reflect these changes. These changes did not have an impact on the previously reported consolidated results of the Corporation.
All updates to the Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”) relate to the presentation of segment specific disclosures on a basis materially consistent with how management currently evaluates the results of the segments. The revised reporting structure did not impact the consolidated balance sheet or the consolidated statements of income, changes in shareholders’ equity and comprehensive income, and cash flows. However, certain disclosures in Note 12. Goodwill and Note 30. Business Segments to the Consolidated Financial Statements were impacted by the change, and therefore, a revised Item 8 is included. The information in this Current Report on Form 8-K is presented as of December 31, 2007 and, other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Form 10-K.
As discussed above, this Current Report on Form 8-K and the exhibits hereto update the business segment information in the Form 10-K only to the extent this information is impacted by the revised business segment reporting methodology. Portions of the following Items from the Form 10-K have been updated to reflect the revised business segment methodology:
➢	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed Exhibit 99.1).

➢	Part II, Item 8. Financial Statements and Supplementary Data (filed as Exhibit 99.1).
     The paragraph entitled “Business Segments” in Item 1 of the Form 10-K is updated to reference Item 8, Note 30 to the Consolidated Financial Statements, as set forth in Exhibit 99.1 attached hereto.
     Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of KPMG LLP
99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 8. Financial Statements and Supplementary Data

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

May 14, 2008	By:	/s/ James R. Gordon
James R. Gordon Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

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